                                                                    EXHIBIT 23.2

                    [Letterhead of Voynow, Bayard and Company]

                              Accountants' Consent



The Board of Directors and Stockholders
New Age Broadcasting Inc. and
The Seventies Broadcasting Corporation

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-4 of Spanish Broadcasting System, Inc.


                                        /s/ Voynow, Bayard and Company

Fort Lauderdale, Florida
April 30, 1997